UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2014 (May 5, 2014)
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AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On May 5, 2014, American Capital Agency Corp. (the “Company”) and American Capital AGNC Management, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to (i) the sale by the Company to the Underwriters of 7,000,000 of its depositary shares, each representing 1/1,000th of a share of the Company’s 7.750% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 1,050,000 additional depositary shares to cover over-allotments, if any (collectively, the “Depositary Shares”). The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
In connection with the Underwriting Agreement, the Company issued 7,000 shares of the Series B Preferred Stock on May 8, 2014, which shares were deposited with Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary (the “Depositary”), against which depositary receipts (the “Depositary Receipts”) evidencing 7,000,000 Depositary Shares were issued. On May 8, 2014, the Company entered into a Deposit Agreement with the Depositary (the “Deposit Agreement”). Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.2 and Exhibit 4.3 hereto and are incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2014, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to designate 8,050 shares of the Company’s authorized preferred stock, par value $0.01 per share, as shares of Series B Preferred Stock with the powers, designations, preferences and other rights as set forth therein. The Certificate of Designations became effective upon filing on May 7, 2014. A copy of the Certificate of Designations is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The Certificate of Designations provides that the Company will pay quarterly cumulative dividends on the Series B Preferred Stock, in arrears, on the 15th day of each January, April, July and October (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, the date of original issuance of the Series B Preferred Stock at 7.750% of the $25,000 per share liquidation preference per annum (equivalent to $1,937.50 per annum per share).

The Series B Preferred Stock will not be redeemable before May 8, 2019, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Certificate of Designations). On or after May 8, 2019, the Company may, at its option, redeem any or all of the shares of the Series B Preferred Stock at $25,000 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series B Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25,000 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series B Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series B Preferred Stock will have the right (subject to the Company’s election to redeem the Series B Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Certificate of Designations)) to convert some or all of the Series B Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock (collectively, the “Conversion Shares”) per share of Series B Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Certificate of Designations, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series B Preferred Stock generally do not have any voting rights.

Each Depositary Share entitles the holder, through the Depositary, to a 1,1/000th interest in all rights and preferences of the Series B Preferred Stock (including dividend, voting, redemption and liquidation rights).

Item 8.01     Other Events.

On May 8, 2014, Skadden, Arps, Slate, Meagher & Flom LLP delivered to the Company an opinion with respect to the validity of the Depositary Shares, the Series B Preferred Stock and the Conversion Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-192286), in accordance with the requirements of Item 601(b)(5) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

1.1
Underwriting Agreement, dated May 5, 2014, among American Capital Agency Corp., American Capital AGNC Management, LLC and Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters listed on Schedule I attached thereto.

*3.1	Certificate of Designations of 7.750% Series B Cumulative Redeemable Preferred Stock, incorporated herein by reference to Exhibit 3.3 to Form 8-A (File No. 001-34057), filed May 7, 2014.
*4.1	Form of certificate representing the 7.750% Series B Cumulative Redeemable Preferred Stock, incorporated herein by reference to Exhibit 4.1 to Form 8-A (File No. 001-34057), filed May 7, 2014.
4.2	Deposit Agreement, dated May 8, 2014, among American Capital Agency Corp., Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary.
4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2 hereto).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Depositary Shares, the Series B Preferred Stock and the Conversion Shares.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 hereto).
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* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated: May 8, 2014	By:	/s/ Samuel A. Flax
Samuel A. Flax
Executive Vice President and Secretary